EXHIBIT 32(b)

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Peter Szigeti, the Chief Accounting Officer (principal financial officer) of Euroweb International Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2006 (the "Report") fully complies with the requirements of
      Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2006


                                                 /s/ Peter Szigeti
                                                 -------------------------------
                                                 Peter Szigeti
                                                 Chief Accounting Officer
                                                 (principal financial officer)